UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00159)

Exact name of registrant as specified in charter:	Putnam Investors Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2012

Date of reporting period:	August 1, 2011 — January 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

**PINVX**

# Putnam Investors Fund

## Semiannual report 1|31|12

A world of investing.™

Putnam INVESTMENTS

**BLEND FUNDS** invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Investors
Fund

Semiannual report
1 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Message from the Trustees

Dear Fellow Shareholder:

Markets in early 2012 have signaled a more consistently positive direction, supported by strengthening fundamentals. In the United States, where corporate earnings have been strong for more than a year, the employment picture has also brightened in recent months. The Federal Reserve has pledged to leave rates at historic lows at least through the end of 2014, and the beleaguered U.S. housing market has finally shown signs of recovery. The European debt situation and likely recession in that region continue to weigh heavily on markets, of course, alongside high unemployment here at home. However, we are encouraged by the change in investor sentiment.

We believe there are numerous investment opportunities resulting from the many market dislocations in recent years. Putnam’s rigorous bottom-up, fundamental investment approach is well suited to this environment, and the Putnam team is committed to uncovering returns for our shareholders, while seeking to guard against downside risk.

Please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Investing in America’s large, growing companies

Putnam Investors Fund was founded in 1925 — the age of Model-T Fords, jazz, and the boundless optimism of one of the great American bull markets. Today, more than 85 years later, the fund continues to target leading American businesses, armed with the flexibility to invest across a range of stocks.

In the tradition of successful American stockpickers, the fund’s portfolio manager seeks opportunities that others may have overlooked.

The manager may see potential in value stocks, where investors may have temporarily pushed prices too low, or in fast-rising growth stocks, where investors have misjudged a company’s future growth.

The manager is supported by Putnam’s equity research analysts, who conduct thorough fundamental research, visiting companies and talking to their management, suppliers, and competitors to find out what each business is really worth. This research helps to identify companies whose stock prices may not reflect their long-range prospects.

While much has changed since 1925, Putnam Investors Fund continues to pursue a goal that never goes out of style — finding great companies for investors.

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound.

Growth of a $10,000 investment since fund inception, 12/1/25, through 1/31/12

Plotted on a logarithmic scale so that comparable percentage changes appear similar

$16,444,937
8.97%
annualized return before sales charge
$10,000,000
$1,000,000
$100,000
$10,000
$10,000
1930
1940
1950
1960
1970
1980
1990
2000
2010

Through more than 85 years of changing markets, the fund has maintained its focus on seeking opportunities for investors.

Data are historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, visit putnam.com.

Performance assumes reinvestment of distributions and does not account for taxes. Returns for class A shares do not reflect a sales charge of 5.75%. Had a sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary. The period illustrated is longer than the investment horizon of many investors.

2
3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the S&P 500 Index, and its Lipper category, Large-Cap Core Funds, were introduced on 3/4/57 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Jerry, what can you tell us about the investing environment during the six months ended January 31, 2012?

Throughout most of the period, conditions were challenging and volatile for stock market investors. In August, when the fund’s fiscal year began, financial markets were enduring a series of setbacks that unnerved investors and created renewed uncertainty regarding the strength of the U.S. economic recovery. Worsening sovereign credit woes in Europe and a generally dismal outlook for global economic growth resulted in sharp declines across world stock markets. Debt issues in the United States added to the pressure as lawmakers struggled to reach an agreement over the federal debt ceiling, then in August, Standard & Poor’s [S&P] unprecedented downgrade of U.S. sovereign debt to AA+ from AAA sent stocks plunging again.

Despite the stock market’s dramatic recovery in October, heightened levels of volatility continued through the close of the year. Larger-company stocks fared better, and investors also favored companies in defensive sectors — those perceived as “safe havens” when economic growth is weak and stock markets are volatile. This trend reversed in January, the final month of the period. For the month, stocks overall delivered strong performance, particularly those of cyclical companies — those businesses whose performance is tied to the overall economy.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

How did the fund perform in this environment?

For the turbulent six-month period, the fund delivered a positive return that slightly lagged that of its benchmark, the S&P 500 Index. I am pleased to report that the fund outperformed the average return for funds in its Lipper peer group, Large-Cap Core Funds. In general, I positioned the portfolio in anticipation of improving economic conditions, with an emphasis on cyclical businesses. This was helpful for the fund’s returns at the close of the period, when we began to see improving economic data and stronger performance from cyclical stocks.

Which strategies or holdings helped fund performance for the period?

A top contributor to performance was the stock of Novellus Systems, which manufactures, sells, and supports equipment used to make computer chips and semiconductors. The company benefited from strengthening demand for semiconductor equipment during the period. Novellus stock remained in the portfolio at the close of the period. Another highlight for the fund was LyondellBasell Industries, a Netherlands-based chemical company. The company’s margins improved in large part due to declines in the price of natural gas, which is used to produce many of its products. This stock also remained in the portfolio at period-end.

Tyco International also made a positive contribution to fund returns for the period. Tyco specializes in a wide range of areas, including electronic security, firefighting equipment, and water purification and flow-control products. Investors responded positively to Tyco’s plan, announced in September 2011, to split its business into three publicly traded companies. Such a move is perceived as positive because it gives the company more flexibility to grow each business unit — ADT security, flow control, and fire protection. I believe it is a positive move as well, and the stock remained in the portfolio at the close of the period.

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

Finally, Spirit Airlines was another successful investment for the period. I added this stock to the portfolio after its initial public offering in May 2011. Its stock price remained essentially flat until October, when it began to perform well, as the company reported significant increases in passenger traffic. Spirit is a Florida-based airline that offers ultra-low fares for flights to and from South Florida, the Caribbean, and Latin America. In this economy, the airline has been particularly appealing to consumers looking for an inexpensive way to visit family members. I continued adding it to the portfolio while its price remained low, which proved to be an effective strategy.

Within the fund’s portfolio, what strategies or stocks held back performance for the period?

The top detractor for the period was Camelot Information Systems, a holding company for information technology businesses in China. Its subsidiaries provide software, system support and maintenance, and IT consulting services, primarily for the financial industry. I added this stock to the portfolio based on its attractively low price and the growth potential for IT services in China. I believe Camelot’s stock decline was largely based on investor reaction to a fraud investigation at another company, which has cast a cloud over the entire industry. I continued to hold Camelot in the portfolio at the close of the period.

The stock of Hewlett-Packard [HP] has struggled for some time, due to a number of issues. In addition to disappointing earnings as a result of an overall decline in personal computer sales, the company has been

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/12. Short-term holdings are excluded. Holdings will vary over time.

dealing with management issues. Investors were not happy with the company’s decision in September 2011 to buy Autonomy — a search software company — for $10.3 billion, or its announcement that it might exit the PC business. Later that month, HP appointed a new CEO and announced that it was remaining in the PC business. Despite the recent management turmoil, I continued to hold HP stock in the portfolio at the close of the period. I believe that the company could be positioned to benefit if we see a recovery in corporate and consumer spending on computers.

I also maintained the fund’s position in Huntsman, a chemical products company that has recently faced severe profit margin pressures. A producer of chemicals used in paint, the company has struggled as a result of the historic downturn in the housing market and rising prices for raw materials such as titanium ore. I believe Huntsman remains a fundamentally strong company that has effectively cut costs and is positioned to benefit when the housing situation improves.

As the fund enters the second half of its fiscal year, what is your outlook?

After a somewhat volatile six months, we are beginning to see some positive developments in terms of investor sentiment. It began with the dramatic upswing for the stock market in October after five consecutive months of losses. Macroeconomic data gave investors reason for optimism that the U.S. economy would avoid a double-dip recession. Improved employment, consumer spending, retail sales, and personal spending data further buoyed that optimism. More recently, in the United States we have seen improvement in areas such as housing and job creation, while in Europe the debt crisis began to show signs of healing.

I believe stocks today offer attractive opportunities for patient investors. Many U.S. companies have reported solid earnings growth that has surpassed

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

analyst expectations. In addition, many companies have record amounts of cash on their balance sheets, which bodes well for stocks because businesses can use this cash for stock buybacks and merger-and-acquisition activity.

My focus remains on fundamental research and bottom-up stock selection, which means I am more concerned with the long-term potential of individual companies than short-term developments in the markets or economy. I don’t get caught up in the day-to-day movements, but instead I make sure my research-intensive investment process stays intact, regardless of the macroeconomic environment.

Jerry, thank you for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Gerard P. Sullivan has an M.B.A. from the Columbia University Graduate School of Business and a B.A. from Columbia University. Jerry joined Putnam in 2008 and has been in the investment industry since 1982.

IN THE NEWS

The U.S. unemployment rate fell to 8.3% in January, with the nation’s employers adding 243,000 jobs, according to the Labor Department. This was the fastest pace of job growth since April 2011 and was the fifth straight month of unemployment rate declines. The nation’s jobless rate is still above the 5.2%–to–6% range that Federal Reserve (Fed) officials say is consistent with maximum employment. According to the Labor Department, 12.8 million Americans remain unemployed. In testimony before the Senate Budget Committee in early February, Fed Chairman Ben S. Bernanke said that the U.S. job market is far from “operating normally.” The Fed chairman reiterated that the Fed’s benchmark interest rate will remain near zero at least through late 2014, and again called on U.S. lawmakers to reduce the federal deficit.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/1/25)		(3/1/93)		(7/26/99)		(12/2/94)		(1/21/03)	(1/7/97)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.97%	8.90%	7.94%	7.94%	8.15%	8.15%	8.22%	8.18%	8.70%	9.02%

10 years	24.85	17.70	15.71	15.71	15.82	15.82	18.82	14.69	21.94	28.05
Annual average	2.24	1.64	1.47	1.47	1.48	1.48	1.74	1.38	2.00	2.50

5 years	–12.39	–17.45	–15.66	–17.33	–15.65	–15.65	–14.55	–17.53	–13.45	–11.27
Annual average	–2.61	–3.76	–3.35	–3.73	–3.35	–3.35	–3.10	–3.78	–2.85	–2.36

3 years	70.58	60.76	66.81	63.81	66.82	66.82	68.09	62.12	69.35	71.87
Annual average	19.48	17.15	18.60	17.88	18.60	18.60	18.90	17.48	19.20	19.78

1 year	2.57	–3.35	1.85	–3.16	1.78	0.78	2.07	–1.52	2.31	2.88

6 months	2.10	–3.77	1.67	–3.33	1.70	0.70	1.83	–1.75	1.92	2.27

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 1/31/12

		Lipper Large–Cap Core Funds
	S&P 500 Index	category average*

Annual average (life of fund)	—†	—†

10 years	41.39%	37.03%
Annual average	3.52	3.10

5 years	1.64	–0.53
Annual average	0.33	–0.18

3 years	69.54	62.92
Annual average	19.24	17.60

1 year	4.22	2.06

6 months	2.71	1.24

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 1/31/12, there were 1,081, 1,048, 940, 820, and 497 funds, respectively, in this Lipper category.

† The fund’s benchmark, the S&P 500 Index, and its Lipper category, Large-Cap Core Funds, were introduced on 3/4/57 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 1/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.129		$0.026	$0.030	$0.063		$0.113	$0.164

Capital gains	—		—	—	—		—	—

Total	$0.129		$0.026	$0.030	$0.063		$0.113	$0.164

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

7/31/11	$13.12	$13.92	$11.79	$12.43	$12.38	$12.83	$12.95	$13.32

1/31/12	13.26	14.07	11.96	12.61	12.54	12.99	13.08	13.45

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/1/25)		(3/1/93)		(7/26/99)		(12/2/94)		(1/21/03)	(1/7/97)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.92%	8.85%	7.89%	7.89%	8.10%	8.10%	8.17%	8.12%	8.65%	8.97%

10 years	15.03	8.46	6.64	6.64	6.65	6.65	9.40	5.53	12.37	17.91
Annual average	1.41	0.82	0.64	0.64	0.65	0.65	0.90	0.54	1.17	1.66

5 years	–15.33	–20.20	–18.50	–20.12	–18.51	–18.51	–17.38	–20.26	–16.39	–14.29
Annual average	–3.27	–4.41	–4.01	–4.39	–4.01	–4.01	–3.75	–4.43	–3.52	–3.04

3 years	49.37	40.80	46.01	43.01	46.00	46.00	47.13	41.97	48.17	50.36
Annual average	14.31	12.08	13.45	12.66	13.44	13.44	13.74	12.39	14.00	14.56

1 year	–0.17	–5.92	–0.91	–5.85	–0.99	–1.98	–0.64	–4.14	–0.38	0.10

6 months	–5.64	–11.04	–5.97	–10.66	–6.02	–6.96	–5.87	–9.15	–5.76	–5.52

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 7/31/11	1.18%	1.93%	1.93%	1.68%	1.43%	0.93%

Annualized expense ratio for the six-month period
ended 1/31/12	1.22%	1.97%	1.97%	1.72%	1.47%	0.97%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2011, to January 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.20	$9.99	$9.99	$8.73	$7.46	$4.93

Ending value (after expenses)	$1,021.00	$1,016.70	$1,017.00	$1,018.30	$1,019.20	$1,022.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2012, use the following calculation method. To find the value of your investment on August 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.19	$9.98	$9.98	$8.72	$7.46	$4.93

Ending value (after expenses)	$1,019.00	$1,015.23	$1,015.23	$1,016.49	$1,017.75	$1,020.26

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2012, Putnam employees had approximately $325,000,000 and the Trustees had approximately $75,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 1/31/12 (Unaudited)

COMMON STOCKS (99.6%)*	Shares	Value

Aerospace and defense (3.5%)
Embraer SA ADR (Brazil)	211,800	$5,807,556

General Dynamics Corp.	40,700	2,814,812

Honeywell International, Inc.	162,100	9,408,284

L-3 Communications Holdings, Inc.	80,100	5,666,274

Northrop Grumman Corp.	124,200	7,209,810

Precision Castparts Corp. S	21,600	3,535,488

United Technologies Corp.	161,600	12,661,360

		47,103,584
Air freight and logistics (0.4%)
United Parcel Service, Inc. Class B	77,100	5,832,615

		5,832,615
Airlines (0.7%)
Southwest Airlines Co.	288,700	2,765,746

Spirit Airlines, Inc. † S	405,848	6,814,188

		9,579,934
Auto components (0.8%)
Autoliv, Inc. (Sweden) S	52,000	3,280,680

Johnson Controls, Inc.	64,800	2,058,696

Lear Corp.	57,000	2,388,300

TRW Automotive Holdings Corp. †	74,411	2,791,901

		10,519,577
Automobiles (0.3%)
Ford Motor Co. † S	296,000	3,676,320

		3,676,320
Beverages (2.7%)
Coca-Cola Co. (The)	141,400	9,548,742

Coca-Cola Enterprises, Inc.	560,900	15,026,511

Dr. Pepper Snapple Group, Inc.	86,500	3,357,930

PepsiCo, Inc.	129,100	8,477,997

		36,411,180
Biotechnology (1.2%)
Amgen, Inc.	77,200	5,242,652

Biogen Idec, Inc. †	27,700	3,266,384

Celgene Corp. †	65,300	4,747,310

Cubist Pharmaceuticals, Inc. † S	87,300	3,563,586

		16,819,932
Building products (0.3%)
Fortune Brands Home & Security, Inc. †	244,464	4,539,696

		4,539,696
Capital markets (3.0%)
Ameriprise Financial, Inc.	56,300	3,014,865

Apollo Global Management, LLC. Class A	184,700	2,748,336

Bank of New York Mellon Corp. (The)	145,900	2,936,967

Goldman Sachs Group, Inc. (The)	92,100	10,266,387

Manning & Napier, Inc. †	211,088	2,796,916

Morgan Stanley	258,800	4,826,620

Och-Ziff Capital Management Group Class A	385,390	3,826,923

State Street Corp.	265,300	10,394,454

		40,811,468

COMMON STOCKS (99.6%)* cont.	Shares	Value

Chemicals (2.5%)
Celanese Corp. Ser. A	61,600	$3,000,536

Dow Chemical Co. (The) S	220,843	7,400,449

E.I. du Pont de Nemours & Co.	80,600	4,101,734

Huntsman Corp.	277,021	3,526,477

LyondellBasell Industries NV Class A (Netherlands)	149,300	6,434,830

Monsanto Co. S	54,300	4,455,315

PPG Industries, Inc.	57,300	5,132,934

		34,052,275
Commercial banks (2.5%)
First Southern Bancorp, Inc. Class B † F	112,320	1,010,880

NBH Holdings Co., Inc. 144A Class A †	159,300	2,588,625

PNC Financial Services Group, Inc.	91,800	5,408,856

Wells Fargo & Co.	837,598	24,466,238

		33,474,599
Communications equipment (2.6%)
Cisco Systems, Inc.	932,600	18,306,938

Juniper Networks, Inc. †	75,200	1,573,936

Motorola Solutions, Inc.	48,157	2,234,966

Nokia Corp. ADR (Finland) S	515,900	2,600,136

Qualcomm, Inc.	173,300	10,193,506

		34,909,482
Computers and peripherals (5.1%)
Apple, Inc. †	108,167	49,376,070

EMC Corp. † S	279,200	7,192,192

Hewlett-Packard Co.	263,740	7,379,445

SanDisk Corp. †	105,099	4,821,942

		68,769,649
Consumer finance (1.0%)
Capital One Financial Corp. S	180,415	8,253,986

Discover Financial Services	178,700	4,857,066

		13,111,052
Containers and packaging (0.2%)
Sealed Air Corp.	113,300	2,258,069

		2,258,069
Diversified financial services (3.4%)
Bank of America Corp.	707,742	5,046,200

Citigroup, Inc.	227,480	6,988,186

CME Group, Inc.	21,500	5,149,465

JPMorgan Chase & Co.	690,473	25,754,643

Nasdaq OMX Group, Inc. (The) †	116,800	2,894,304

		45,832,798
Diversified telecommunication services (2.3%)
AT&T, Inc.	486,105	14,296,348

Iridium Communications, Inc. † S	583,397	4,661,342

Verizon Communications, Inc.	320,400	12,066,264

		31,023,954
Electric utilities (1.1%)
Edison International	147,700	6,061,608

Entergy Corp.	117,900	8,179,902

		14,241,510

COMMON STOCKS (99.6%)* cont.	Shares	Value

Electronic equipment, instruments, and components (0.6%)
Corning, Inc.	190,500	$2,451,735

Jabil Circuit, Inc.	148,000	3,353,680

TE Connectivity, Ltd. (Switzerland)	82,600	2,816,660

		8,622,075
Energy equipment and services (2.2%)
Baker Hughes, Inc.	87,600	4,303,788

Cameron International Corp. †	77,600	4,128,320

Diamond Offshore Drilling, Inc. S	43,800	2,728,740

Nabors Industries, Ltd. † S	157,300	2,928,926

Schlumberger, Ltd.	151,424	11,382,542

Transocean, Ltd. (Switzerland)	95,584	4,521,123

		29,993,439
Food and staples retail (2.4%)
Chefs’ Warehouse, Inc. (The) †	166,289	3,513,687

CVS Caremark Corp.	171,310	7,152,193

Safeway, Inc. S	193,900	4,261,922

Walgreen Co. S	115,100	3,839,736

Wal-Mart Stores, Inc.	219,000	13,437,840

		32,205,378
Food products (0.4%)
Mead Johnson Nutrition Co. Class A	46,900	3,474,821

Sara Lee Corp.	106,500	2,039,475

		5,514,296
Health-care equipment and supplies (1.5%)
Baxter International, Inc.	77,800	4,316,344

Becton, Dickinson and Co. S	34,300	2,689,463

Covidien PLC (Ireland)	95,900	4,938,850

Medtronic, Inc.	132,100	5,095,097

St. Jude Medical, Inc.	82,800	3,453,588

		20,493,342
Health-care providers and services (2.9%)
Aetna, Inc.	285,000	12,454,500

AmerisourceBergen Corp.	97,300	3,791,781

CIGNA Corp.	58,400	2,618,072

McKesson Corp.	110,000	8,989,200

UnitedHealth Group, Inc.	88,200	4,567,878

WellPoint, Inc.	96,700	6,219,744

		38,641,175
Hotels, restaurants, and leisure (1.5%)
Carnival Corp.	70,900	2,141,180

McDonald’s Corp.	130,800	12,955,740

Wyndham Worldwide Corp.	142,300	5,657,848

		20,754,768
Household durables (0.2%)
Newell Rubbermaid, Inc.	155,900	2,879,473

		2,879,473
Household products (1.9%)
Colgate-Palmolive Co.	104,500	9,480,240

Energizer Holdings, Inc. †	34,900	2,691,488

Procter & Gamble Co. (The)	220,400	13,894,016

		26,065,744

COMMON STOCKS (99.6%)* cont.	Shares	Value

Independent power producers and energy traders (0.8%)
AES Corp. (The) †	512,400	$6,538,224

Constellation Energy Group, Inc.	111,700	4,069,231

		10,607,455
Industrial conglomerates (2.6%)
General Electric Co.	899,900	16,837,129

Tyco International, Ltd.	353,200	17,995,540

		34,832,669
Insurance (3.7%)
ACE, Ltd.	134,000	9,326,400

Assurant, Inc.	76,400	3,025,440

Berkshire Hathaway, Inc. Class B †	61,880	4,849,536

Hartford Financial Services Group, Inc. (The)	198,000	3,468,960

MetLife, Inc.	221,766	7,834,993

Prudential Financial, Inc.	160,700	9,198,468

RenaissanceRe Holdings, Ltd.	35,800	2,617,338

Transatlantic Holdings, Inc.	49,000	2,717,050

Travelers Cos., Inc. (The)	111,000	6,471,300

		49,509,485
Internet and catalog retail (0.8%)
Amazon.com, Inc. †	15,900	3,091,596

Expedia, Inc.	77,800	2,518,386

Priceline.com, Inc. † S	9,000	4,765,320

		10,375,302
Internet software and services (1.1%)
Baidu, Inc. ADR (China) †	23,000	2,932,960

eBay, Inc. †	114,100	3,605,560

Google, Inc. Class A †	15,582	9,039,274

		15,577,794
IT services (4.2%)
Accenture PLC Class A	150,463	8,627,548

Alliance Data Systems Corp. † S	22,600	2,504,080

Camelot Information Systems, Inc. ADS (China) †	225,800	573,532

IBM Corp. S	186,100	35,842,860

MasterCard, Inc. Class A S	12,000	4,266,840

Unisys Corp. †	74,880	1,570,234

Western Union Co. (The)	177,400	3,388,340

		56,773,434
Leisure equipment and products (0.3%)
Hasbro, Inc.	116,700	4,073,997

		4,073,997
Life sciences tools and services (0.5%)
Agilent Technologies, Inc. †	145,300	6,170,891

		6,170,891
Machinery (1.7%)
AGCO Corp. † S	48,800	2,485,384

Caterpillar, Inc.	61,700	6,732,704

CNH Global NV (Netherlands) † S	95,825	3,999,736

Eaton Corp.	43,600	2,137,708

Parker Hannifin Corp.	98,700	7,963,116

		23,318,648

COMMON STOCKS (99.6%)* cont.	Shares	Value

Media (3.6%)
Comcast Corp. Class A	402,300	$10,697,157

DIRECTV Class A †	128,564	5,786,666

DISH Network Corp. Class A	133,000	3,713,360

Interpublic Group of Companies, Inc. (The)	616,000	6,363,280

McGraw-Hill Cos., Inc. (The) S	99,600	4,581,600

News Corp. Class A	262,200	4,937,226

Time Warner Cable, Inc.	93,000	6,855,960

Walt Disney Co. (The)	155,600	6,052,840

		48,988,089
Metals and mining (1.2%)
Cliffs Natural Resources, Inc. S	56,100	4,053,225

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	203,500	9,403,735

Teck Resources Limited Class B (Canada)	58,100	2,458,792

		15,915,752
Multiline retail (0.7%)
Macy’s, Inc.	63,700	2,146,053

Target Corp.	140,600	7,143,886

		9,289,939
Multi-utilities (0.5%)
Ameren Corp.	229,028	7,246,446

		7,246,446
Oil, gas, and consumable fuels (10.1%)
Apache Corp.	103,000	10,184,640

Chevron Corp.	324,300	33,428,844

ConocoPhillips	137,400	9,372,054

Exxon Mobil Corp.	425,806	35,656,994

Hess Corp.	119,300	6,716,590

LRR Energy LP †	591,000	10,980,780

Marathon Oil Corp.	250,900	7,875,751

Noble Energy, Inc.	31,400	3,161,038

Occidental Petroleum Corp.	137,000	13,668,490

Oiltanking Partners LP (Units)	183,548	5,333,905

Scorpio Tankers, Inc. (Monaco) †	199,955	1,153,740

		137,532,826
Paper and forest products (0.2%)
International Paper Co.	96,300	2,998,782

		2,998,782
Personal products (0.2%)
Avon Products, Inc.	177,700	3,157,729

		3,157,729
Pharmaceuticals (6.7%)
Abbott Laboratories	173,200	9,378,780

Jazz Pharmaceuticals PLC (Ireland) †	63,235	2,940,428

Johnson & Johnson	432,100	28,479,711

Merck & Co., Inc.	412,700	15,789,902

Pfizer, Inc.	1,604,326	34,332,576

		90,921,397
Professional services (0.2%)
Equifax, Inc.	86,000	3,351,420

		3,351,420

COMMON STOCKS (99.6%)* cont.	Shares	Value

Real estate investment trusts (REITs) (0.3%)
Terreno Realty Corp.	76,874	$1,085,461

Weyerhaeuser Co. S	155,600	3,115,112

		4,200,573
Road and rail (1.0%)
CSX Corp.	155,700	3,511,035

Hertz Global Holdings, Inc. †	287,091	3,904,438

Union Pacific Corp.	50,800	5,806,948

		13,222,421
Semiconductors and semiconductor equipment (2.2%)
Intel Corp.	478,000	12,628,760

KLA-Tencor Corp. S	38,300	1,958,279

Novellus Systems, Inc. †	132,300	6,237,945

Texas Instruments, Inc. S	204,600	6,624,948

Xilinx, Inc.	76,700	2,749,695

		30,199,627
Software (4.4%)
Adobe Systems, Inc. †	174,600	5,403,870

CA, Inc. S	111,000	2,861,580

Microsoft Corp.	1,007,200	29,742,616

Oracle Corp.	768,100	21,660,420

		59,668,486
Specialty retail (2.2%)
ANN, Inc. †	143,400	3,478,884

Bed Bath & Beyond, Inc. †	44,800	2,719,360

Best Buy Co., Inc. S	131,200	3,142,240

Foot Locker, Inc.	106,400	2,791,936

GNC Holdings, Inc. Class A †	144,457	3,974,012

Home Depot, Inc. (The)	189,600	8,416,344

Limited Brands, Inc. S	123,200	5,157,152

		29,679,928
Textiles, apparel, and luxury goods (0.4%)
Coach, Inc.	76,700	5,372,835

		5,372,835
Tobacco (2.4%)
Lorillard, Inc.	54,200	5,820,538

Philip Morris International, Inc.	365,200	27,306,004

		33,126,542
Trading companies and distributors (0.3%)
Air Lease Corp. † S	166,050	4,194,423

		4,194,423
Wireless telecommunication services (0.1%)
NII Holdings, Inc. †	97,200	1,954,692

		1,954,692

Total common stocks (cost $1,274,840,253)		$1,350,398,966

INVESTMENT COMPANIES (0.3%)*	Shares	Value

SPDR S&P Homebuilders ETF S	209,800	$3,912,770

Total investment companies (cost $3,447,248)		$3,912,770

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

Unisys Corp. Ser. A, 6.25% cv. pfd.	16,345	$1,046,080

Total convertible preferred stocks (cost $1,634,500)		$1,046,080

PREFERRED STOCKS (—%)*	Shares	Value

First Southern Bancorp 5.00% cum. pfd. (acquired 12/17/09,
cost $192,000) † ‡ F	192	$192,000

Total preferred stocks (cost $192,000)		$192,000

SHORT-TERM INVESTMENTS (6.5%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.17% [d]	83,945,514	$83,945,514

Putnam Money Market Liquidity Fund 0.08% [e]	4,786,681	4,786,681

Total short-term investments (cost $88,732,195)		$88,732,195

TOTAL INVESTMENTS

Total investments (cost $1,368,846,196)		$1,444,282,011

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ADS	American Depository Shares: represents ownership of foreign securities on deposit with a custodian bank
ASC 820	Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2011 through January 31, 2012 (the reporting period).

* Percentages indicated are based on net assets of $1,355,698,560.

† Non-income-producing security.

‡ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $192,000, or less than 0.1% of net assets.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

S Security on loan, in part or in entirety, at the close of the reporting period.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$145,610,228	$—	$—

Consumer staples	136,480,869	—	—

Energy	167,526,265	—	—

Financials	183,340,470	2,588,625	1,010,880

Health care	173,046,737	—	—

Industrials	145,975,410	—	—

Information technology	274,520,547	—	—

Materials	55,224,878	—	—

Telecommunication services	32,978,646	—	—

Utilities	32,095,411	—	—

Total common stocks	1,346,799,461	2,588,625	1,010,880

Convertible preferred stocks	—	1,046,080	—

Investment companies	3,912,770	—	—

Preferred stocks	—	—	192,000

Short-term investments	4,786,681	83,945,514	—

Totals by level	$1,355,498,912	$87,580,219	$1,202,880

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/12 (Unaudited)

ASSETS

Investment in securities, at value, including $82,066,726 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,280,114,001)	$1,355,549,816
Affiliated issuers (identified cost $88,732,195) (Notes 1 and 5)	88,732,195

Dividends, interest and other receivables	1,592,145

Receivable for shares of the fund sold	160,171

Receivable for investments sold	7,462,171

Total assets	1,453,496,498

LIABILITIES

Payable for investments purchased	10,153,922

Payable for shares of the fund repurchased	1,482,353

Payable for compensation of Manager (Note 2)	645,129

Payable for investor servicing fees (Note 2)	371,387

Payable for custodian fees (Note 2)	11,743

Payable for Trustee compensation and expenses (Note 2)	650,540

Payable for administrative services (Note 2)	2,628

Payable for distribution fees (Note 2)	341,401

Collateral on securities loaned, at value (Note 1)	83,945,514

Other accrued expenses	193,321

Total liabilities	97,797,938

Net assets	$1,355,698,560

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,261,018,193

Undistributed net investment income (Note 1)	7,045,866

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(987,801,314)

Net unrealized appreciation of investments	75,435,815

Total — Representing net assets applicable to capital shares outstanding	$1,355,698,560

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,204,011,124 divided by 90,780,874 shares)	$13.26

Offering price per class A share (100/94.25 of $13.26)*	$14.07

Net asset value and offering price per class B share ($58,226,531 divided by 4,868,985 shares)**	$11.96

Net asset value and offering price per class C share ($31,426,402 divided by 2,492,393 shares)**	$12.61

Net asset value and redemption price per class M share ($18,884,455 divided by 1,505,838 shares)	$12.54

Offering price per class M share (100/96.50 of $12.54)*	$12.99

Net asset value, offering price and redemption price per class R share
($2,056,094 divided by 157,182 shares)	$13.08

Net asset value, offering price and redemption price per class Y share
($41,093,954 divided by 3,056,068 shares)	$13.45

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/12 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $120,169)	$15,390,733

Interest (including interest income of $2,222 from investments in affiliated issuers) (Note 5)	2,222

Securities lending (Note 1)	138,060

Total investment income	15,531,015

EXPENSES

Compensation of Manager (Note 2)	3,683,735

Investor servicing fees (Note 2)	2,289,231

Custodian fees (Note 2)	10,049

Trustee compensation and expenses (Note 2)	54,247

Administrative services (Note 2)	18,671

Distribution fees — Class A (Note 2)	1,443,922

Distribution fees — Class B (Note 2)	291,277

Distribution fees — Class C (Note 2)	150,043

Distribution fees — Class M (Note 2)	69,126

Distribution fees — Class R (Note 2)	4,351

Other	259,546

Total expenses	8,274,198

Expense reduction (Note 2)	(34,202)

Net expenses	8,239,996

Net investment income	7,291,019

Net realized loss on investments (Notes 1 and 3)	(10,380,266)

Net realized gain on foreign currency transactions (Note 1)	9,858

Net unrealized appreciation of investments during the period	24,525,913

Net gain on investments	14,155,505

Net increase in net assets resulting from operations	$21,446,524

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/12*	Year ended 7/31/11

Operations:
Net investment income	$7,291,019	$11,967,307

Net realized gain (loss) on investments
and foreign currency transactions	(10,370,408)	129,647,747

Net unrealized appreciation of investments	24,525,913	111,988,156

Net increase in net assets resulting from operations	21,446,524	253,603,210

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(11,824,530)	(9,767,499)

Class B	(132,758)	—

Class C	(75,216)	(14,861)

Class M	(97,214)	(67,456)

Class R	(17,888)	(8,308)

Class Y	(485,910)	(355,636)

Increase in capital from settlement payments (Note 7)	28,996	454,764

Decrease from capital share transactions (Note 4)	(79,432,092)	(241,028,359)

Total increase (decrease) in net assets	(70,590,088)	2,815,855

NET ASSETS

Beginning of period	1,426,288,648	1,423,472,793

End of period (including undistributed net investment
income of $7,045,866 and $12,388,363, respectively)	$1,355,698,560	$1,426,288,648

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
January 31, 2012 **	$13.12	.07	.20	.27	(.13)	(.13)	—	— [d,e]	$13.26	2.10 *	$1,204,011	.61 *	.59 *	22 *
July 31, 2011	11.15	.11	1.95	2.06	(.09)	(.09)	—	— [d,f]	13.12	18.54	1,264,410	1.18	.86	65
July 31, 2010	10.04	.08	1.18	1.26	(.15)	(.15)	— [d]	—	11.15	12.59	1,252,067	1.27	.72	97
July 31, 2009	12.05	.13	(2.12) [g]	(1.99)	(.02)	(.02)	— [d]	— [d,h]	10.04	(16.44) [g]	1,263,196	1.21 [i]	1.36 [i]	106
July 31, 2008	15.35	.03	(3.33)	(3.30)	—	—	— [d]	—	12.05	(21.50)	1,520,659	1.16 [i]	.22 [i]	127
July 31, 2007	13.49	.01	1.88	1.89	(.03)	(.03)	— [d]	—	15.35	14.03	2,449,873	1.08 [i]	.06 [i]	84

Class B
January 31, 2012 **	$11.79	.02	.18	.20	(.03)	(.03)	—	— [d,e]	$11.96	1.67 *	$58,227	.99 *	.22 *	22 *
July 31, 2011	10.01	.01	1.77	1.78	—	—	—	— [d,f]	11.79	17.78	66,615	1.93	.12	65
July 31, 2010	9.02	— [d]	1.07	1.07	(.08)	(.08)	— [d]	—	10.01	11.81	82,483	2.02	(.01)	97
July 31, 2009	10.89	.05	(1.92) [g]	(1.87)	—	—	— [d]	— [d,h]	9.02	(17.17) [g]	114,357	1.96 [i]	.63 [i]	106
July 31, 2008	13.99	(.07)	(3.03)	(3.10)	—	—	— [d]	—	10.89	(22.16)	193,547	1.91 [i]	(.55) [i]	127
July 31, 2007	12.36	(.09)	1.72	1.63	—	—	— [d]	—	13.99	13.19	520,001	1.83 [i]	(.67) [i]	84

Class C
January 31, 2012 **	$12.43	.02	.19	.21	(.03)	(.03)	—	— [d,e]	$12.61	1.70 *	$31,426	.99 *	.21 *	22 *
July 31, 2011	10.56	.01	1.87	1.88	(.01)	(.01)	—	— [d,f]	12.43	17.76	33,041	1.93	.11	65
July 31, 2010	9.53	— [d]	1.11	1.11	(.08)	(.08)	— [d]	—	10.56	11.67	32,969	2.02	(.03)	97
July 31, 2009	11.49	.06	(2.02) [g]	(1.96)	—	—	— [d]	— [d,h]	9.53	(17.06) [g]	35,155	1.96 [i]	.62 [i]	106
July 31, 2008	14.75	(.07)	(3.19)	(3.26)	—	—	— [d]	—	11.49	(22.10)	36,892	1.91 [i]	(.54) [i]	127
July 31, 2007	13.03	(.10)	1.82	1.72	—	—	— [d]	—	14.75	13.20	72,429	1.83 [i]	(.69) [i]	84

Class M
January 31, 2012 **	$12.38	.04	.18	.22	(.06)	(.06)	—	— [d,e]	$12.54	1.83 *	$18,884	.87 *	.34 *	22 *
July 31, 2011	10.52	.04	1.86	1.90	(.04)	(.04)	—	— [d,f]	12.38	18.04	20,483	1.68	.36	65
July 31, 2010	9.49	.02	1.12	1.14	(.11)	(.11)	— [d]	—	10.52	11.99	20,818	1.77	.22	97
July 31, 2009	11.42	.08	(2.01) [g]	(1.93)	—	—	— [d]	— [d,h]	9.49	(16.90) [g]	20,862	1.71 [i]	.87 [i]	106
July 31, 2008	14.62	(.04)	(3.16)	(3.20)	—	—	— [d]	—	11.42	(21.89)	21,936	1.66 [i]	(.28) [i]	127
July 31, 2007	12.88	(.06)	1.80	1.74	—	—	— [d]	—	14.62	13.51	39,263	1.58 [i]	(.43) [i]	84

Class R
January 31, 2012 **	$12.95	.06	.18	.24	(.11)	(.11)	—	— [d,e]	$13.08	1.92 *	$2,056	.74 *	.46 *	22 *
July 31, 2011	11.00	.08	1.94	2.02	(.07)	(.07)	—	— [d,f]	12.95	18.35	1,423	1.43	.60	65
July 31, 2010	9.91	.05	1.17	1.22	(.13)	(.13)	— [d]	—	11.00	12.34	1,410	1.52	.46	97
July 31, 2009	11.90	.11	(2.10) [g]	(1.99)	— [d]	— [d]	— [d]	— [d,h]	9.91	(16.70) [g]	1,309	1.46 [i]	1.11 [i]	106
July 31, 2008	15.20	— [d]	(3.30)	(3.30)	—	—	— [d]	—	11.90	(21.71)	1,446	1.41 [i]	— [i,j]	127
July 31, 2007	13.39	(.03)	1.87	1.84	(.03)	(.03)	— [d]	—	15.20	13.77	1,354	1.33 [i]	(.20) [i]	84

Class Y
January 31, 2012 **	$13.32	.09	.20	.29	(.16)	(.16)	—	— [d,e]	$13.45	2.27 *	$41,094	.49 *	.71 *	22 *
July 31, 2011	11.32	.14	1.98	2.12	(.12)	(.12)	—	— [d,f]	13.32	18.82	40,316.93		1.10	65
July 31, 2010	10.18	.11	1.21	1.32	(.18)	(.18)	— [d]	—	11.32	12.96	33,725	1.02	1.02	97
July 31, 2009	12.25	.13	(2.14) [g]	(2.01)	(.06)	(.06)	— [d]	— [d,h]	10.18	(16.31) [g]	91,321	.95 [i]	1.58 [i]	106
July 31, 2008	15.56	.07	(3.38)	(3.31)	—	—	— [d]	—	12.25	(21.27)	707,086	.91 [i]	.48 [i]	127
July 31, 2007	13.67	.05	1.91	1.96	(.07)	(.07)	— [d]	—	15.56	14.33	716,713	.83 [i]	.31 [i]	84

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28	29

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Southwest Securities, Inc. (SWS) SEC Fair Fund Settlement which amounted to less than $0.01 per share outstanding on August 22, 2011.

f Reflects a non-recurring reimbursement related to restitution payments in connection with a distribution plan approved by the the SEC which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 7).

g Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd., which amounted to the following amounts per share outstanding on March 13, 2009:

Per share

Class A	$0.03

Class B	0.03

Class C	0.03

Class M	0.03

Class R	0.03

Class Y	0.04

This payment resulted in an increase to total returns of 0.25% for the year ended July 31, 2009.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding on May 21, 2009.

i Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class, reflect a reduction of the following amounts:

Percentage of
average net assets

July 31, 2009	0.09%

July 31, 2008	<0.01

July 31, 2007	<0.01

j Amount represents less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/12 (Unaudited)

Note 1: Significant accounting policies

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam Investors Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek long-term growth of capital and any increased income that results from this growth. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from August 1, 2011 through January 31, 2012.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies, which are classified as Level 1 securities, are based on their net asset value (NAV). The NAV of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $82,066,726 and the fund received cash collateral of $83,945,514.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2011, the fund had a capital loss carryover of $973,082,006 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$25,182,495	$—	$25,182,495	July 31, 2015

87,393,172	—	87,393,172	July 31, 2016

600,896,767	—	600,896,767	July 31, 2017

259,609,572	—	259,609,572	July 31, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $1,373,195,096, resulting in gross unrealized appreciation and depreciation of $179,630,013 and $108,543,098, respectively, or net unrealized appreciation of $71,086,915.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,203 under the expense offset arrangements and by $31,999 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,004, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $27,203 and $523 from the sale of class A and class M shares, respectively, and received $27,130 and $424 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $282,706,646 and $365,028,680, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/12		Year ended 7/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	2,065,717	$25,472,854	4,578,996	$58,217,034

Shares issued in connection with
reinvestment of distributions	849,391	10,761,750	712,487	8,801,280

	2,915,108	36,234,604	5,291,483	67,018,314

Shares repurchased	(8,470,462)	(104,293,014)	(21,272,514)	(269,777,775)

Net decrease	(5,555,354)	$(68,058,410)	(15,981,031)	$(202,759,461)

	Six months ended 1/31/12		Year ended 7/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	170,961	$1,888,572	411,110	$4,665,895

Shares issued in connection with
reinvestment of distributions	11,092	126,894	—	—

	182,053	2,015,466	411,110	4,665,895

Shares repurchased	(965,223)	(10,717,211)	(2,998,273)	(34,134,620)

Net decrease	(783,170)	$(8,701,745)	(2,587,163)	$(29,468,725)

	Six months ended 1/31/12		Year ended 7/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	82,665	$966,393	169,999	$2,012,982

Shares issued in connection with
reinvestment of distributions	5,616	67,729	1,084	12,735

	88,281	1,034,122	171,083	2,025,717

Shares repurchased	(254,172)	(2,938,110)	(634,176)	(7,615,958)

Net decrease	(165,891)	$(1,903,988)	(463,093)	$(5,590,241)

	Six months ended 1/31/12		Year ended 7/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	34,635	$401,293	83,953	$998,954

Shares issued in connection with
reinvestment of distributions	7,917	94,922	5,637	65,893

	42,552	496,215	89,590	1,064,847

Shares repurchased	(191,167)	(2,205,423)	(413,500)	(4,954,901)

Net decrease	(148,615)	$(1,709,208)	(323,910)	$(3,890,054)

	Six months ended 1/31/12		Year ended 7/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	58,768	$658,668	29,907	$378,609

Shares issued in connection with
reinvestment of distributions	1,431	17,888	681	8,308

	60,199	676,556	30,588	386,917

Shares repurchased	(12,933)	(160,324)	(48,858)	(624,059)

Net increase (decrease)	47,266	$516,232	(18,270)	$(237,142)

	Six months ended 1/31/12		Year ended 7/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	343,087	$4,317,495	869,141	$11,465,477

Shares issued in connection with
reinvestment of distributions	36,672	470,874	26,586	332,855

	379,759	4,788,369	895,727	11,798,332

Shares repurchased	(349,281)	(4,363,342)	(850,510)	(10,881,068)

Net increase	30,478	$425,027	45,217	$917,264

Note 5: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $2,222 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $82,546,478 and $79,666,316, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $445,788 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $8,976 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011–04 and its impact, if any, on the fund’s financial statements.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Prior to June 16, 2011, this fund was known as
Conservative Fund	Putnam RetirementReady Maturity Fund.
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 2
Putnam Asset Allocation: Conservative Portfolio.	Retirement Income Fund Lifestyle 3
Dynamic Asset Allocation Growth Fund	Prior to June 16, 2011, this fund was known as
Prior to November 30, 2011, this fund was known as	Putnam Income Strategies Fund.
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Elizabeth T. Kennan	Mark C. Trenchard
Putnam Investment	Kenneth R. Leibler	Vice President and
Management, LLC	Robert E. Patterson	BSA Compliance Officer
One Post Office Square	George Putnam, III
Boston, MA 02109	Robert L. Reynolds	Robert T. Burns
	W. Thomas Stephens	Vice President and
Investment Sub-Manager		Chief Legal Officer
Putnam Investments Limited	Officers
57–59 St James’s Street	Robert L. Reynolds	James P. Pappas
London, England SW1A 1LD	President	Vice President

Marketing Services	Jonathan S. Horwitz	Judith Cohen
Putnam Retail Management	Executive Vice President,	Vice President, Clerk and
One Post Office Square	Principal Executive	Assistant Treasurer
Boston, MA 02109	Officer, Treasurer and
	Compliance Liaison	Michael Higgins
Custodian		Vice President, Senior Associate
State Street Bank	Steven D. Krichmar	Treasurer and Assistant Clerk
and Trust Company	Vice President and
	Principal Financial Officer	Nancy E. Florek
Legal Counsel		Vice President, Assistant Clerk,
Ropes & Gray LLP	Janet C. Smith	Assistant Treasurer and
	Vice President, Assistant	Proxy Manager
Trustees	Treasurer and Principal
Jameson A. Baxter, Chair	Accounting Officer	Susan G. Malloy
Ravi Akhoury		Vice President and
Barbara M. Baumann	Robert R. Leveille	Assistant Treasurer
Charles B. Curtis	Vice President and
Robert J. Darretta	Chief Compliance Officer
John A. Hill
Paul L. Joskow

This report is for the information of shareholders of Putnam Investors Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

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INVESTING FOR OVER 70 YEARS

## A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

## A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

## A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

**Go paperless, log on to putnam.com and update your mailing options.**

SA012
272651 3/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investors Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 30, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 30, 2012